Exhibit 10.9
OMNIBUS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
AND PURCHASE AND CONTRIBUTION AGREEMENT
THIS OMNIBUS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT AND PURCHASE AND CONTRIBUTION AGREEMENT (this “Amendment”), dated as of September 11, 2015, amends the Receivables Purchase Agreement dated as of July 31, 2013, as amended (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, INC. , a Virginia corporation (“Ferguson” or the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”), SUNTRUST BANK, as the co-administrative agent (the “Co-Administrative Agent”), and WOLSELEY PLC (the “Parent”) and the Purchase and Contribution Agreement dated as of July 31, 2013, as amended (the “Purchase and Contribution Agreement”), between the Seller, Ferguson and the other Originators.
Preliminary Statement: The parties desire to amend (a) the Receivables Purchase Agreement to (i) extend the Scheduled Termination Date and (ii) make certain other changes and (b) the Receivables Purchase Agreement and the Purchase and Contribution Agreement to expand the definition of Excluded Receivables and make related changes. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Receivables Purchase Agreement shall, after the Amendment Effective Date, refer to the Receivables Purchase Agreement as amended hereby.
I.    AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT
Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Receivables Purchase Agreement is amended as follows:
    1.1    Extension of Scheduled Termination Date. The Scheduled Termination Date is hereby extended from “October 2, 2017” to “October 2, 2018”.
    1.2    Amendment of Definitions. (a) The definition of “Excluded Receivable” in Section 1.01 of the Receivables Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Excluded Receivables” shall mean (i) the indebtedness or payment obligations owed by Obligors arising in connection with the sale of merchandise or rendering of services by the division of Ferguson known as “Lincoln Products/Ferguson Parts and Packaging”, (ii) Designated Excluded Receivables and (iii) Acquisition Receivables.
(b) The definition of “Designated Account” is hereby deleted in its entirety and replaced with the following:
Bank Name: #########
Intermediary Account No.: #########
Intermediary SWIFT: #########
Intermediary ABA No.: #########
For Further Credit to
Account Name: #########

For Further Credit
Bank Name: #########
For Further Account No.: #########
For Further Credit SWIFT code: #########
(c)    A new definition of “Designated Excluded Receivables” is hereby added to Section 1.01 to read as follows:
“Designated Excluded Receivables” shall mean the receivables of the Designated Types listed on Schedule IV hereto from time to time in accordance with the provisions of Section 11.23 hereof.
(d)    A new definition of “Designated Type” is hereby added to Section 1.01 to read as follows:
“Designated Type” shall mean each (i) Obligor or (ii) Originator log-on location(s), each of which has a customer number or log-on number, as identified on Schedule IV hereto from time to time.
(e)    A new definition of “Exclusion Date” is hereby added to Section 1.01 to read as follows:
“Exclusion Date” shall mean, with respect to each Designated Type, the date after which the receivables owing to an Originator of such Designated Type shall be Designated Excluded Receivables.
(f)    A new definition of “Lookback Period” is hereby added to Section 1.01 to read as follows:
“Lookback Period” shall mean, with respect to the Exclusion Date for any Designated Type, the 12 calendar month period most recently ended prior to such Exclusion Date.
    1.3    Amendment of Provisions Relating to Reporting.
Section 7.01(b)(iii) is hereby deleted in its entirety and replaced with the following:
The Seller will cause to be provided to the Administrative Agent (who shall promptly distribute the same to the Facility Agents) as soon as available and in any event within 180 days after the close of each of its fiscal years, financial statements of the Seller (which may be unaudited) prepared in accordance with GAAP;
    1.4    Addition of Provisions Relating to Volcker Rule.
A new subsection (bb) is hereby added to Section 6.01 to read as follows:
Not a Covered Fund.    The Seller is not a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended (together with the implementing regulations thereunder, commonly referred to as the “Volcker Rule”). In determining that the Seller is not a “covered fund,” the Seller is entitled to rely on the exception to the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act of 1940, as amended;
    1.5    Addition of Provisions Relating to Designated Excluded Receivables. A new Section 11.23 relating to Designated Excluded Receivables is hereby added to the Receivables Purchase Agreement to read as follows:
        Section 11.23.     Designated Excluded Receivables.    (a)    The Facility Agents agree that the receivables of the Designated Types specified on Schedule IV hereto shall be Designated Excluded Receivables. Schedule IV shall specify, for each Designated Type, the applicable Exclusion Date and the Originator(s) to which such Designated Types relate.

        (b)    The Seller shall have the right to add from time to time the receivables owing to an Originator of a Designated Type as Designated Excluded Receivables as of a specified Exclusion Date, upon satisfaction of the following conditions:
    (i)    the Seller (or the Servicer, on its behalf) shall provide the Facility Agents with a notice in substantially the form of Exhibit G hereto of its intention to add the receivables owing to an Originator of such Designated Type to the list of Designated Excluded Receivables, which notice shall be delivered not less than ten (10) Business Days before the Exclusion Date specified therein and shall further specify and include: (1) the Obligor name and customer number, or the Originator log-on location and log-on number, as applicable, of such Designated Type; (2) the applicable Originator(s) for such Designated Type’s receivables to be excluded; (3) an explanation of the reason for such addition; and (4) an updated Schedule IV (including the new Designated Excluded Receivables);
    (ii)    as of such Exclusion Date, no Termination Event or Potential Termination Event shall have occurred and be continuing;
    (iii)    such designation of a new Designated Type shall not result in there being more than 4 such designations during the Lookback Period for such Exclusion Date;
    (iv)    such designation shall not have been made for reasons relating to the credit quality of the Receivables of such Designated Type or to manipulate the pool characteristics of the Receivables in a manner that would be expected to be materially adverse to the Purchasers; and
    (v)    (1) the sum of (y) the aggregate, for all Designated Types added to Schedule IV during the Lookback Period for such Exclusion Date, of the aggregate Outstanding Balances of the Receivables generated during the Lookback Period of each such prior Designated Type, plus (z) the aggregate Outstanding Balance of Receivables generated during the Lookback Period for such Exclusion Date with respect to such new Designated Type would not exceed (2) 1% of the aggregate Outstanding Balance of the Receivables generated with respect to all Obligors (other than Excluded Receivables) in the Lookback Period for such Exclusion Date (all such calculations based on the information included in the Monthly Reports delivered during the relevant Lookback Periods).
        (c)    For the avoidance of doubt, with respect to any Designated Type and its related Exclusion Date, all Receivables of that Designated Type which were generated prior to that Exclusion Date shall remain Receivables under this Agreement, the Purchase and Contribution Agreement and all other Program Agreements.
    1.6        Addition of Exhibit G.
A new Exhibit G substantially in the form of Exhibit G to this Amendment is hereby added to the Receivables Purchase Agreement. The exhibit list on page iii is hereby amended to include the following line entry:
    Exhibit G    —    Form of Notice of Designated Excluded Receivables
        II.    AMENDMENT TO PURCHASE AND CONTRIBUTION AGREEMENT
Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Purchase and Contribution Agreement is amended as follows:
    2.1    Amendment of Definitions. (a) The definition of “Excluded Receivable” in Section 1.01 of the Purchase and Contribution Agreement is hereby deleted in its entirety and replaced with the following:
“Excluded Receivables” shall mean (i) the indebtedness or payment obligations owed by Obligors arising in connection with the sale of merchandise or rendering of services by the division of Ferguson known as “Lincoln Products/Ferguson Parts and Packaging”, (ii) Designated Excluded Receivables and (iii) Acquisition Receivables.
    (b)     The definition of “Receivables” in Section 1.01 of the Purchase and Contribution Agreement is hereby deleted in its entirety and replaced with the following:
“Receivable” shall mean all indebtedness and any payment obligations of any Obligor owed to an Originator arising from the sale of merchandise or rendering of services by such Originator under a Contract, including all rights to payment of any interest or finance charges and any security related thereto. “Receivables” shall not include Excluded Receivables.
III.     REPRESENTATIONS AND WARRANTIES
3.1    Each of the Ferguson Parties, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants that:
    (a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on the Closing Date) set forth in the Receivables Purchase Agreement and the Purchase and Contribution Agreement are true and correct in all material respects;
    (b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
IV.    CONDITIONS TO EFFECTIVENESS
4.1     This Amendment shall be effective on the date (the “Amendment Effective Date”) that (a) the Administrative Agent shall have received counterparts of this Amendment, executed by the Seller, the Servicer, each Originator, the Parent, each Facility Agent and each Purchaser; (b) each Facility Agent shall have received its “Renewal Fee”, which shall be 5 basis points multiplied by the related Purchase Group’s Maximum Net Investment and appropriately invoiced to the Seller; and (c) each of the UCC-1s which names a current Originator as debtor and which was filed in the appropriate jurisdiction on the closing date shall have been amended such that the definition of “Excluded Receivables” in Exhibit A thereto conforms to such definition in the Receivables Purchase Agreement and new definitions of “Designated Excluded Receivables”, “Designated Types”, “Exclusion Date” and “Lookback Period” are added conforming to such definitions in the Receivables Purchase Agreement, with such filing and amendment to be made in a fashion acceptable to the Administrative Agent and the Co-Administrative Agent.
V.     AFFIRMATION AND RATIFICATION
5.1    The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.
VI.     MISCELLANEOUS
6.1    This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference.
6.2    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof.
6.3    Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Except as otherwise expressly provided by this Amendment, all of the provisions of the Receivables Purchase Agreement and the Purchase and Contribution Agreement shall remain the same.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

    FERGUSON RECEIVABLES, LLC

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, INC.

    By: /s/ David L. Keltner
    Name: David L. Keltner
    Title: Chief Financial Officer and Treasurer

CAL-STEAM, INC.

    By: /s/ David. L Keltner
    Name: David L. Keltner
    Title: Senior Vice President, Treasurer and
             Assistant Secretary

ENERGY & PROCESS CORPORATION

By: /s/ David L. Keltner
    Name: David L. Keltner
    Title: Senior Vice President, Treasurer and
             Assistant Secretary

    [Signature Page to Omnibus Amendment]

FERGUSON ENTERPRISES NY-METRO, INC.

By: /s/ David L. Keltner
    Name: David L. Keltner
    Title: Senior Vice President, Treasurer and
             Assistant Secretary

FERGUSON FIRE & FABRICATION, INC.

By: /s/ David L. Keltner
    Name: David L. Keltner
    Title: Senior Vice President, Treasurer and
              Assistant Secretary

WOLSELEY PLC

By: /s/ Graham Middlemiss
    Name: Graham Middlemiss
    Title: Corporate Secretary
    [Signature Page to Omnibus Amendment]

    ROYAL BANK OF CANADA, as a Committed Purchaser, a Facility Agent and Administrative Agent

    By: /s/ Janine D. Marsini
    Name: Janine D. Marsini
        Title: Authorized Signatory

By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
        Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit Purchaser
By: Royal Bank of Canada, is Attorney-in-Fact

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
        Title: Authorized Signatory

    [Signature Page to Omnibus Amendment]

SUNTRUST, as a Committed Purchaser, a Facility Agent and Co-Administrative Agent

    By: /s/ David Hufnagel
    Name: David Hufnagel
    Title: Vice President

    [Signature Page to Omnibus Amendment]

SOCIÉTÉ GÉNÉRALE, as a Facility Agent

    By: /s/ Martin J. Finan
    Name: Martin J. Finan
    Title: Managing Director

BARTON CAPITAL LLC, as a Conduit Purchaser and a Committed Purchaser

    By: /s/ Doris J. Hearn
    Name: Doris J. Hearn
    Title: Vice President

    [Signature Page to Omnibus Amendment]

SMBC NIKKO SECURITIES AMERICA, INC, as a Facility Agent

    By: /s/ Naoya Miyagaki
    Name: Naoya Miyagaki
    Title: President

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

    By: /s/ David W. Kee
    Name: David W. Kee
        Title: Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser

By: MAF Receivables Corp., its Member

    By: /s/ Albert J. Floravanti
    Name: Albert J. Floravanti
        Title: Vice President

    [Signature Page to Omnibus Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and a Facility Agent

    By: /s/ Eric Bruno
    Name: Eric Bruno
    Title: Senior Vice President
    [Signature Page to Omnibus Amendment]

Schedule IV to
Receivables Purchase Agreement

Designated Excluded Receivables

    [Schedule IV to Receivables Purchase Agreement]

Exhibit G to
Receivables Purchase Agreement
Form of Notice of Designated Excluded Receivables
Ferguson Receivables, LLC